EXHIBIT 99.1

For Immediate Release

For more information:
Rex S. Schuette
Chief Financial Officer
(706) 781-2266
Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS
NET OPERATING LOSS FOR THIRD QUARTER 2009

●	Capital significantly strengthened by $222.5 million public common offering
●	Provision for loan losses of $95.0 million exceeded charge-offs by $4.5 million
●	Allowance-to-loans ratio of 2.80 percent, up from 2.64 percent last quarter
●	Margin improvement of 11 basis points this quarter to 3.39 percent, up 69 basis points year-to-date
●	Non-cash goodwill impairment charge of $25.0 million, or $.50 per diluted share

BLAIRSVILLE, GA – October 23, 2009 – United Community Banks, Inc. (NASDAQ: UCBI) today reported a net operating loss of $43.7 million, or 93 cents per diluted share, for the third quarter of 2009. These results reflect elevated credit costs, including a $95 million provision for loan losses.  Net operating loss does not include a $25 million non-cash charge for impairment of goodwill.  Including this non-recurring charge, the net loss for the quarter was $68.7 million, or $1.43 per diluted share.

Net operating loss for the nine months ended September 30, 2009 was $98.8 million, or $2.17 per diluted share, and did not reflect $95 million of non-cash charges for goodwill impairment in the first and third quarters.  Also not included were $2.9 million in severance costs in the first quarter and the $11.4 million gain on the Southern Community Bank acquisition in the second quarter, all of which are considered non-recurring items and therefore excluded from operating earnings.  Including these non-recurring items, the net loss for the first nine months of 2009 was $188.5 million, or $4.01 per diluted share.

“We continue our strategy of aggressively disposing of problem credits,” stated Jimmy Tallent, president and chief executive officer.  “At the same time, we are sharply focused on offensive strategies to drive shareholder value long-term by increasing core earnings through margin expansion, expense reductions and core deposit growth.  This has been accomplished each quarter throughout 2009.”

Total loans were $5.4 billion at quarter-end, down $150 million from the second quarter and $467 million from the third quarter of 2008, reflecting continued reductions in exposure to the residential construction market and the overall weak business environment.  As of September 30, 2009, residential construction loans were $1.2 billion, or 22 percent of total loans, a decrease of $411 million from a year ago and $130 million from the second quarter of 2009.  “Partially offsetting the decline in total loans was our growth in Atlanta,” stated Tallent.  “I am very pleased with our progress in restructuring the Atlanta region, where we have closed $180 million in small business and commercial loans in the first nine months of 2009.”

Taxable equivalent net interest revenue of $63.0 million reflected an increase of $2.1 million from last quarter, $4.2 million from a year ago, and an increase of $11.1 million from the fourth quarter of 2008.  The taxable equivalent net interest margin was 3.39 percent compared with 3.28 percent for the second quarter of 2009, 3.17 percent for the third quarter of 2008, and 2.70 percent for the fourth quarter of 2008.

“The 11 basis point improvement in our net interest margin this quarter reflects our ongoing efforts to improve loan and deposit pricing,” stated Tallent.  “We continued to maintain our loan pricing strategy with higher credit spreads while lowering pricing on new and renewed time deposits.  During the third quarter, over $400 million of time deposits matured that were part of a 15-month special program completed in the second quarter of 2008.  We retained about half of these deposits with a rate reduction of over 225 basis points.  We will continue to actively pursue lowering deposit rates to improve our margin while balancing liquidity needs with our goal of maximizing earnings.”

“Excluding public funds and the deposits obtained through the acquisition, core transaction deposits increased $71 million this quarter and have grown $200 million year-to-date, or 13 percent on an annualized basis,” Tallent said. “This growth reflects the success of our United Express program for customer referrals and cross-selling.  Year-to-date we opened 9,776 net new deposit accounts.  During the third quarter alone, we have added 17, 785 new services.”

The third quarter provision for loan losses was $95.0 million compared with $60.0 million for the second quarter of 2009.  Net charge-offs for the third quarter were $90.5 million compared with $58.3 million for the second quarter of 2009.  At quarter-end, non-performing assets totaled $415.0 million compared with $392.6 million at June 30, 2009.  The ratio of non-performing assets to total assets at the end of the third and second quarters was 4.91 percent and 4.63 percent, respectively.  The allowance for loan losses to total loans was 2.80 percent and 2.64 percent, respectively.

“Credit quality continues to be our primary area of focus, particularly in the residential construction portfolio,” Tallent said. “While we have seen a rise in all categories of non-performing assets, the inflow is still driven by continued weakness in the housing and construction markets.  The good news is that the residential construction problem credits in the Atlanta region are starting to decline on a linked-quarter basis.  We have seen some negative migration in the commercial real estate categories, but the amounts are still within reasonable levels in light of current economic conditions.  Though we could see more negative migration in commercial loans, we are cautiously optimistic because the portfolio is diversified, cash flow sources are varied, and a large percentage of the loans are owner-occupied.”

Operating fee revenue of $15.7 million reflected a $2.6 million increase from last quarter and a year ago. Operating fee revenue excludes the $11.4 million gain on the Southern Community Bank acquisition recorded last quarter.  Consulting fees of $2.3 million were up $555,000 from last year due to an increase in demand for assistance with regulatory compliance matters.  Mortgage loan fees of $1.8 million were up $422,000 from a year ago due to a high level of refinancing activity.  Net securities gains of $1.1 million were up $1.0 million compared to the third quarter of 2008.

Operating expenses for the third quarter of 2009 were $53.6 million, a decrease of $3.4 million from last year. The decrease was primarily due to lower foreclosed property costs of $2.2 million and lower salary and benefit costs of $2.7 million.  The decrease in salary and benefit costs were primarily due to the reduction in work force of 174 staff year-to-date and lower bonus incentives, which were offset partially by the 54 staff added last quarter through the acquisition.  Additionally, several expense categories benefited this quarter from cost reductions including communications, advertising and printing costs.  Partially offsetting the benefit of these lower costs were the rate increase for FDIC insurance premiums of $1.3 million and higher professional and legal fees related to the credit cycle.

The effective tax rate for the third quarter of 2009 was 28 percent, compared to 35 percent for the third quarter of 2008.  The lower effective tax rate in the third quarter of 2009 was due to the goodwill impairment charge for which no tax benefit is recognized.  Excluding the goodwill impairment charge, the effective tax rate for the third quarter of 2009 was 38 percent.  The projected effective tax rate for the balance of 2009 is 38 percent.

At September 30, 2009, the company’s regulatory capital ratios were as follows: Tier I Risk-Based Capital of 12.7 percent; Leverage of 9.5 percent; and Total Risk-Based of 15.3 percent.  Also, the quarter-end tangible equity-to-assets ratio was 9.6 percent, the tangible common equity-to-assets ratio was 7.4 percent and the tangible common equity to risk weighted assets was 10.3 percent.  The third quarter capital ratios reflect the successful common stock offering that closed on September 30, 2009.  United issued 44,505,000 shares of common stock at a price of $5.00 per share and the net proceeds increased capital by $210.9 million.

“The additional capital significantly strengthens our balance sheet, allowing us to continue to aggressively deal with problem credits,” stated Tallent.  “Even more important, it positions us to take advantage of once-in-a-lifetime opportunities to grow our business through organic growth, FDIC assisted transactions and customer dislocation within our markets.  All of our strategies support our goal of building long-term shareholder value.  While there is a lot of work yet to be done, we have the strongest sense of urgency to return United to the higher levels of profitability that it has achieved for decades.”

Conference Call
United Community Banks will hold a conference call today, Friday, October 23, 2009, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. To access the call, dial (888) 211-7262 and use the password ‘UCBI.’ The conference call also will be webcast and can be accessed by selecting ‘Calendar of Events’ within the Investor Relations section of the company's website at www.ucbi.com.  The Investor Presentation for Third Quarter 2009 can be accessed on the website by selecting ‘Presentations’ within the Investor Relations section.

About United Community Banks, Inc.
Headquartered in Blairsville, United Community Banks is the third-largest bank holding company in Georgia. United Community Banks has assets of $8.4 billion and operates 27 community banks with 109 banking offices throughout north Georgia, the Atlanta region, coastal Georgia, western North Carolina and east Tennessee. The company specializes in providing personalized community banking services to individuals and small to mid-size businesses. United Community Banks also offers the convenience of 24-hour access through a network of ATMs, telephone and on-line banking. United Community Banks common stock is listed on the Nasdaq Global Select Market under the symbol UCBI. Additional information may be found at the company’s web site at www.ucbi.com.

Safe Harbor
This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of some factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward-Looking Statements” on page 3 of United Community Banks, Inc.’s annual report filed on Form 10-K with the Securities and Exchange Commission.

# # #

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information

						Third
	2009			2008		Quarter	For the Nine		YTD
(in thousands, except per share	Third	Second	First	Fourth	Third	2009-2008	Months Ended		2009-2008
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2009	2008	Change
INCOME SUMMARY
Interest revenue	$ 101,181	$ 102,737	$ 103,562	$ 108,434	$ 112,510		$ 307,480	$ 358,535
Interest expense	38,177	41,855	46,150	56,561	53,719		126,182	171,704
Net interest revenue	63,004	60,882	57,412	51,873	58,791	7%	181,298	186,831	(3)%
Provision for loan losses	95,000	60,000	65,000	85,000	76,000		220,000	99,000
Operating fee revenue (1)	15,671	13,050	12,846	10,718	13,121	19	41,567	42,423	(2)
Total revenue	(16,325)	13,932	5,258	(22,409)	(4,088)	299	2,865	130,254	(98)
Operating expenses (2)	53,606	55,348	52,569	52,439	56,970	(6)	161,523	154,260	5
Operating loss before taxes	(69,931)	(41,416)	(47,311)	(74,848)	(61,058)	15	(158,658)	(24,006)	561
Income tax benefit	(26,213)	(18,353)	(15,335)	(28,101)	(21,184)		(59,901)	(7,303)
Net operating loss (1)(2)	(43,718)	(23,063)	(31,976)	(46,747)	(39,874)	10	(98,757)	(16,703)	491
Gain from acquisitions, net of tax expense	-	7,062	-	-	-		7,062	-
Noncash goodwill impairment charge	(25,000)	-	(70,000)	-	-		(95,000)	-
Severance costs, net of tax benefit	-	-	(1,797)	-	-		(1,797)	-
Net loss	(68,718)	(16,001)	(103,773)	(46,747)	(39,874)	72	(188,492)	(16,703)	1,028
Preferred dividends and discount accretion	2,562	2,559	2,554	712	4		7,675	12
Net loss available
to common shareholders	$ (71,280)	$ (18,560)	$ (106,327)	$ (47,459)	$ (39,878)		$ (196,167)	$ (16,715)

PERFORMANCE MEASURES
Per common share:
Diluted operating loss (1)(2)	$ (.93)	$ (.53)	$ (.71)	$ (.99)	$ (.84)	11	$ (2.17)	$ (.35)	520
Diluted loss	(1.43)	(.38)	(2.20)	(.99)	(.84)	70	(4.01)	(.35)	1,046
Cash dividends declared	-	-	-	-	-		-	.18
Stock dividends declared (6)	1 for 130	1 for 130	1 for 130	1 for 130	1 for 130		3 for 130	1 for 130
Book value	8.85	13.87	14.70	16.95	17.12	(48)	8.85	17.12	(48)
Tangible book value (4)	6.50	8.85	9.65	10.39	10.48	(38)	6.50	10.48	(38)

Key performance ratios:
Return on equity (3)(5)	(45.52)%	(11.42)%	(58.28)%	(23.83)%	(19.07)%		(39.11)%	(2.69)%
Return on assets (5)	(3.32)	(.78)	(5.03)	(2.19)	(1.94)		(3.05)	(.27)
Net interest margin (5)	3.39	3.28	3.08	2.70	3.17		3.25	3.35
Operating efficiency ratio (1)(2)(4)	69.15	74.15	75.15	81.34	79.35		72.72	67.43
Equity to assets	10.27	10.71	11.56	10.04	10.26		10.84	10.29
Tangible equity to assets (4)	7.55	7.96	8.24	6.56	6.64		7.92	6.71
Tangible common equity to assets (4)	5.36	5.77	6.09	6.21	6.64		5.74	6.70
Tangible common equity to
risk-weighted assets (4)	10.33	7.49	8.03	8.34	8.26		10.33	8.26

ASSET QUALITY *
Non-performing loans (NPLs)	$ 304,381	$ 287,848	$ 259,155	$ 190,723	$ 139,266		$ 304,381	$ 139,266
Foreclosed properties	110,610	104,754	75,383	59,768	38,438		110,610	38,438
Total non-performing assets (NPAs)	414,991	392,602	334,538	250,491	177,704		414,991	177,704
Allowance for loan losses	150,187	145,678	143,990	122,271	111,299		150,187	111,299
Net charge-offs	90,491	58,312	43,281	74,028	55,736		192,084	77,124
Allowance for loan losses to loans	2.80%	2.64%	2.56%	2.14%	1.91%		2.80%	1.91%
Net charge-offs to average loans (5)	6.57	4.18	3.09	5.09	3.77		4.60	1.74
NPAs to loans and foreclosed properties	7.58	6.99	5.86	4.35	3.03		7.58	3.03
NPAs to total assets	4.91	4.63	4.09	2.92	2.19		4.91	2.19

AVERAGE BALANCES
Loans	$5,565,498	$5,597,259	$5,675,054	$5,784,139	$5,889,168	(5)	$ 5,612,202	$ 5,926,731	(5)
Investment securities	1,615,499	1,771,482	1,712,654	1,508,808	1,454,740	11	1,699,522	1,482,397	15
Earning assets	7,400,539	7,442,178	7,530,230	7,662,536	7,384,287	-	7,457,173	7,451,017	-
Total assets	8,208,199	8,212,140	8,372,281	8,487,017	8,164,694	1	8,263,605	8,262,853	-
Deposits	6,689,948	6,544,537	6,780,531	6,982,229	6,597,339	1	6,671,340	6,370,753	5
Shareholders’ equity	843,130	879,210	967,505	851,956	837,487	1	896,159	849,912	5
Common shares - basic	49,771	48,794	48,324	47,844	47,417		48,968	47,210
Common shares - diluted	49,771	48,794	48,324	47,844	47,417		48,968	47,210

AT PERIOD END
Loans	$5,362,689	$5,513,087	$5,632,705	$5,704,861	$5,829,937	(8)	$ 5,362,689	$ 5,829,937	(8)
Investment securities	1,532,514	1,816,787	1,719,033	1,617,187	1,400,827	9	1,532,514	1,400,827	9
Total assets	8,443,617	8,477,355	8,171,663	8,591,933	8,113,961	4	8,443,617	8,113,961	4
Deposits	6,821,306	6,848,760	6,616,488	7,003,624	6,689,335	2	6,821,306	6,689,335	2
Shareholders’ equity	1,006,638	855,272	888,853	989,382	816,880	23	1,006,638	816,880	23
Common shares outstanding	93,901	48,933	48,487	48,009	47,596		93,901	47,596

(1)	Excludes the gain from acquisition of $11.4 million, net of income tax expense of $4.3 million in the second quarter of 2009.
(2)	Excludes the non-recurring goodwill impairment charges of $25 million and $70 million in the third and first quarters of 2009, respectively, and severance costs of $2.9 million, net of income tax benefit of $1.1 million in the first quarter of 2009.
(3)	Net income available to common shareholders, which excludes preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).
(4)	Excludes effect of acquisition related intangibles and associated amortization.
(5)	Annualized.
(6)	Number of new shares issued for shares currently held.
NM - Not meaningful.
* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Operating Earnings to GAAP Earnings Reconciliation
Selected Financial Information

	2009			2008		For the Nine
(in thousands, except per share	Third	Second	First	Fourth	Third	Months Ended
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2009	2008

Interest revenue reconciliation
Interest revenue - taxable equivalent	$ 101,181	$ 102,737	$ 103,562	$ 108,434	$ 112,510	$ 307,480	$ 358,535
Taxable equivalent adjustment	(580)	(463)	(488)	(553)	(571)	(1,531)	(1,708)
Interest revenue (GAAP)	$ 100,601	$ 102,274	$ 103,074	$ 107,881	$ 111,939	$ 305,949	$ 356,827

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$ 63,004	$ 60,882	$ 57,412	$ 51,873	$ 58,791	$ 181,298	$ 186,831
Taxable equivalent adjustment	(580)	(463)	(488)	(553)	(571)	(1,531)	(1,708)
Net interest revenue (GAAP)	$ 62,424	$ 60,419	$ 56,924	$ 51,320	$ 58,220	$ 179,767	$ 185,123

Fee revenue reconciliation
Operating fee revenue	$ 15,671	$ 13,050	$ 12,846	$ 10,718	$ 13,121	$ 41,567	$ 42,423
Gain from acquisition	-	11,390	-	-	-	11,390	-
Fee revenue (GAAP)	$ 15,671	$ 24,440	$ 12,846	$ 10,718	$ 13,121	$ 52,957	$ 42,423

Total revenue reconciliation
Total operating revenue	$ (16,325)	$ 13,932	$ 5,258	$ (22,409)	$ (4,088)	$ 2,865	$ 130,254
Taxable equivalent adjustment	(580)	(463)	(488)	(553)	(571)	(1,531)	(1,708)
Gain from acquisition	-	11,390	-	-	-	11,390	-
Total revenue (GAAP)	$ (16,905)	$ 24,859	$ 4,770	$ (22,962)	$ (4,659)	$ 12,724	$ 128,546

Expense reconciliation
Operating expense	$ 53,606	$ 55,348	$ 52,569	$ 52,439	$ 56,970	$ 161,523	$ 154,260
Noncash goodwill impairment charge	25,000	-	70,000	-	-	95,000	-
Severance costs	-	-	2,898	-	-	2,898	-
Operating expense (GAAP)	$ 78,606	$ 55,348	$ 125,467	$ 52,439	$ 56,970	$ 259,421	$ 154,260

(Loss) income before taxes reconciliation
Operating (loss) income before taxes	$ (69,931)	$ (41,416)	$ (47,311)	$ (74,848)	$ (61,058)	$ (158,658)	$ (24,006)
Taxable equivalent adjustment	(580)	(463)	(488)	(553)	(571)	(1,531)	(1,708)
Gain from acquisition	-	11,390	-	-	-	11,390	-
Noncash goodwill impairment charge	(25,000)	-	(70,000)	-	-	(95,000)	-
Severance costs	-	-	(2,898)	-	-	(2,898)	-
(Loss) income before taxes (GAAP)	$ (95,511)	$ (30,489)	$ (120,697)	$ (75,401)	$ (61,629)	$ (246,697)	$ (25,714)

Income tax (benefit) expense reconciliation
Operating income tax (benefit) expense	$ (26,213)	$ (18,353)	$ (15,335)	$ (28,101)	$ (21,184)	$ (59,901)	$ (7,303)
Taxable equivalent adjustment	(580)	(463)	(488)	(553)	(571)	(1,531)	(1,708)
Gain from acquisition, tax expense	-	4,328	-	-	-	4,328	-
Severance costs, tax benefit	-	-	(1,101)	-	-	(1,101)	-
Income tax (benefit) expense (GAAP)	$ (26,793)	$ (14,488)	$ (16,924)	$ (28,654)	$ (21,755)	$ (58,205)	$ (9,011)

(Loss) earnings per common share reconciliation
Operating (loss) earnings per common share	$ (0.93)	$ (0.53)	$ (0.71)	$ (0.99)	$ (0.84)	$ (2.17)	$ (0.35)
Gain from acquisition	-	0.15	-	-	-	0.15	-
Noncash goodwill impairment charge	(0.50)	-	(1.45)	-	-	(1.95)	-
Severance costs	-	-	(0.04)	-	-	(0.04)	-
(Loss) earnings per common share (GAAP)	$ (1.43)	$ (0.38)	$ (2.20)	$ (0.99)	$ (0.84)	$ (4.01)	$ (0.35)

Book value reconciliation
Tangible book value	$ 6.50	$ 8.85	$ 9.65	$ 10.39	$ 10.48	$ 6.50	$ 10.48
Effect of goodwill and other intangibles	2.35	5.02	5.05	6.56	6.64	2.35	6.64
Book value (GAAP)	$ 8.85	$ 13.87	$ 14.70	$ 16.95	$ 17.12	$ 8.85	$ 17.12

Efficiency ratio reconciliation
Operating efficiency ratio	69.15%	74.15%	75.15%	81.34%	79.35%	72.72%	67.43%
Gain from acquisition	-	(9.82)	-	-	-	(3.55)	-
Noncash goodwill impairment charge	32.24	-	100.06	-	-	40.68	-
Severance costs	-	-	4.14	-	-	1.24	-
Efficiency ratio (GAAP)	101.39%	64.33%	179.35%	81.34%	79.35%	111.09%	67.43%

Average equity to assets reconciliation
Tangible common equity to assets	5.36%	5.77%	6.09%	6.21%	6.64%	5.74%	6.70%
Effect of preferred equity	2.19	2.19	2.15	.35	-	2.18	.01
Tangible equity to assets	7.55	7.96	8.24	6.56	6.64	7.92	6.71
Effect of goodwill and other intangibles	2.72	2.75	3.32	3.48	3.62	2.92	3.58
Equity to assets (GAAP)	10.27%	10.71%	11.56%	10.04%	10.26%	10.84%	10.29%

Actual tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	10.33%	7.49%	8.03%	8.34%	8.26%	10.33%	8.26%
Effect of other comprehensive income	(.87)	(.72)	(1.00)	(.91)	(.28)	(.87)	(.28)
Effect of deferred tax limitation	(.56)	(.22)	-	-	-	(.56)	-
Effect of trust preferred	.89	.90	.89	.88	.68	.89	.68
Effect of preferred equity	2.94	2.99	2.96	2.90	-	2.94	-
Tier I capital ratio (Regulatory)	12.73%	10.44%	10.88%	11.21%	8.66%	12.73%	8.66%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End
	2009			2008		Linked Quarter Change(2)	Year over Year Change
	Third	Second	First	Fourth	Third
(in millions)	Quarter (1)	Quarter (1)	Quarter	Quarter	Quarter	Actual	Actual
LOANS BY CATEGORY
Commercial (sec. by RE)	$ 1,787	$ 1,797	$ 1,779	$ 1,627	$ 1,604	(2)%	11%
Commercial construction	380	379	377	500	509	1	(25)
Commercial & industrial	403	399	387	410	425	4	(5)
Total commercial	2,570	2,575	2,543	2,537	2,538	(1)	1
Residential construction	1,185	1,315	1,430	1,479	1,596	(40)	(26)
Residential mortgage	1,461	1,470	1,504	1,526	1,528	(2)	(4)
Consumer / installment	147	153	156	163	168	(16)	(13)
Total loans	$ 5,363	$ 5,513	$ 5,633	$ 5,705	$ 5,830	(11)	(8)

LOANS BY MARKET
Atlanta MSA	$ 1,526	$ 1,605	$ 1,660	$ 1,706	$ 1,800	(20)%	(15)%
Gainesville MSA	402	413	422	420	426	(11)	(6)
North Georgia	1,942	1,978	2,014	2,040	2,066	(7)	(6)
Western North Carolina	786	794	808	810	815	(4)	(4)
Coastal Georgia	440	455	460	464	458	(13)	(4)
East Tennessee	267	268	269	265	265	(1)	1
Total loans	$ 5,363	$ 5,513	$ 5,633	$ 5,705	$ 5,830	(11)	(8)

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$ 380	$ 413	$ 445	$ 484	$ 516	(32)%	(26)%
Land loans	159	159	155	153	142	-	12
Lot loans	336	369	390	358	385	(36)	(13)
Total	875	941	990	995	1,043	(28)	(16)

House loans
Spec	218	268	317	347	393	(75)%	(45)%
Sold	92	106	123	137	160	(53)	(43)
Total	310	374	440	484	553	(68)	(44)
Total residential construction	$ 1,185	$ 1,315	$ 1,430	$ 1,479	$ 1,596	(40)	(26)

RESIDENTIAL CONSTRUCTION - ATLANTA MSA
Dirt loans
Acquisition & development	$ 100	$ 124	$ 148	$ 167	$ 185	(77)%	(46)%
Land loans	61	63	52	56	47	(13)	30
Lot loans	54	81	98	86	103	(133)	(48)
Total	215	268	298	309	335	(79)	(36)

House loans
Spec	91	127	164	189	227	(113)%	(60)%
Sold	22	29	33	40	49	(97)	(55)
Total	113	156	197	229	276	(110)	(59)
Total residential construction	$ 328	$ 424	$ 495	$ 538	$ 611	(91)	(46)

(1)  Excludes total loans of $104.0 million and $109.9 million as of September 30, 2009 and June 30, 2009, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.
(2)  Annualized.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Third Quarter 2009			Second Quarter 2009			First Quarter 2009
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NPAs BY CATEGORY
Commercial (sec. by RE)	$ 38,379	$ 12,566	$ 50,945	$ 37,755	$ 5,395	$ 43,150	$ 18,188	$ 3,811	$ 21,999
Commercial construction	38,505	5,543	44,048	15,717	5,847	21,564	6,449	2,948	9,397
Commercial & industrial	3,794	-	3,794	11,378	-	11,378	12,066	-	12,066
Total commercial	80,678	18,109	98,787	64,850	11,242	76,092	36,703	6,759	43,462
Residential construction	171,027	79,045	250,072	176,400	81,648	258,048	187,656	58,327	245,983
Residential mortgage	50,626	13,456	64,082	44,256	11,864	56,120	33,148	10,297	43,445
Consumer / installment	2,050	-	2,050	2,342	-	2,342	1,648	-	1,648
Total NPAs	$ 304,381	$ 110,610	$ 414,991	$ 287,848	$ 104,754	$ 392,602	$ 259,155	$ 75,383	$ 334,538

NPAs BY MARKET
Atlanta MSA	$ 120,599	$ 54,670	$ 175,269	$ 148,155	$ 50,450	$ 198,605	$ 131,020	$ 48,574	$ 179,594
Gainesville MSA	12,916	8,429	21,345	9,745	3,511	13,256	17,448	694	18,142
North Georgia	96,373	36,718	133,091	72,174	37,454	109,628	66,875	20,811	87,686
Western North Carolina	25,775	5,918	31,693	21,814	7,245	29,059	21,240	3,067	24,307
Coastal Georgia	38,414	3,045	41,459	30,311	3,904	34,215	15,699	1,286	16,985
East Tennessee	10,304	1,830	12,134	5,649	2,190	7,839	6,873	951	7,824
Total NPAs	$ 304,381	$ 110,610	$ 414,991	$ 287,848	$ 104,754	$ 392,602	$ 259,155	$ 75,383	$ 334,538

	Third Quarter 2009		Second Quarter 2009		First Quarter 2009
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Commercial (sec. by RE)	$ 10,568	2.33%	$ 5,986	1.34%	$ 826.20%
Commercial construction	4,369	4.55	756.80		54.05
Commercial & industrial	1,792	1.76	3,107	3.16	873.89
Total commercial	16,729	2.57	9,849	1.54	1,753.28
Residential construction	67,520	21.31	44,240	12.90	37,762	10.52
Residential mortgage	5,051	1.36	3,526.95		2,984.80
Consumer / installment	1,191	3.13	697	1.80	782	1.99
Total	$ 90,491	6.57	$ 58,312	4.18	$ 43,281	3.09

NET CHARGE-OFFS BY MARKET
Atlanta MSA	$ 50,129	12.61%	$ 37,473	8.89%	$ 26,228	6.16%
Gainesville MSA	1,473	1.60	4,125	4.38	1,105	1.18
North Georgia	24,017	4.74	12,571	2.52	8,208	1.64
Western North Carolina	3,949	1.98	1,015.51		3,669	1.83
Coastal Georgia	10,051	8.78	969.85		3,229	2.84
East Tennessee	872	1.30	2,159	3.21	842	1.28
Total	$ 90,491	6.57	$ 58,312	4.18	$ 43,281	3.09

	Third		Second		First
(in thousands)	Quarter 2009		Quarter 2009		Quarter 2009
FORECLOSED PROPERTIES
Beginning balance	$ 104,754		$ 75,383		$ 59,768

Foreclosures transferred in	56,624		64,417		38,742
Capital costs added	579		1,324		1,452
Write downs	(1,906)		(2,738)		(2,151)
Proceeds from sales	(49,441)		(33,632)		(22,428)

Total	$ 110,610		$ 104,754		$ 75,383

(1) Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank. (2) Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2009	2008	2009	2008

Interest revenue:
Loans, including fees	$80,874	$93,233	$244,445	$299,550
Investment securities, including tax exempt of $328, $348, $956 and $1,140	18,820	18,606	60,057	56,905
Federal funds sold, commercial paper, deposits in banks and other	907	100	1,447	372
Total interest revenue	100,601	111,939	305,949	356,827

Interest expense:
Deposits:
NOW	2,528	6,778	8,708	22,581
Money market	2,711	2,296	7,217	7,519
Savings	130	153	378	560
Time	28,183	39,044	96,300	116,756
Total deposit interest expense	33,552	48,271	112,603	147,416
Federal funds purchased, repurchase agreements
and other short-term borrowings	613	1,116	1,761	7,254
Federal Home Loan Bank advances	1,300	2,105	3,577	10,668
Long-term debt	2,712	2,227	8,241	6,366
Total interest expense	38,177	53,719	126,182	171,704
Net interest revenue	62,424	58,220	179,767	185,123
Provision for loan losses	95,000	76,000	220,000	99,000
Net interest revenue after provision for loan losses	(32,576)	(17,780)	(40,233)	86,123

Fee revenue:
Service charges and fees	8,138	8,171	22,729	23,941
Mortgage loan and other related fees	1,832	1,410	7,308	5,575
Consulting fees	2,282	1,727	5,048	5,786
Brokerage fees	456	905	1,642	2,812
Securities gains, net	1,149	120	741	477
Gain from acquisition	-	-	11,390	-
Other	1,814	788	4,099	3,832
Total fee revenue	15,671	13,121	52,957	42,423
Total revenue	(16,905)	(4,659)	12,724	128,546

Operating expenses:
Salaries and employee benefits	25,881	28,626	82,778	86,133
Communications and equipment	3,732	3,909	11,106	11,593
Occupancy	4,098	3,905	11,758	11,325
Advertising and public relations	887	1,399	3,187	4,759
Postage, printing and supplies	1,277	1,493	3,753	4,533
Professional fees	2,255	1,596	7,354	5,196
Foreclosed property	7,918	10,109	17,974	13,872
FDIC assessments and other regulatory charges	2,801	1,509	12,293	4,040
Amortization of intangibles	813	752	2,291	2,264
Other	3,944	3,672	9,029	10,545
Goodwill impairment	25,000	-	95,000	-
Severance costs	-	-	2,898	-
Total operating expenses	78,606	56,970	259,421	154,260
Loss before income taxes	(95,511)	(61,629)	(246,697)	(25,714)
Income tax benefit	(26,793)	(21,755)	(58,205)	(9,011)
Net loss	(68,718)	(39,874)	(188,492)	(16,703)

Preferred stock dividends, including discount accretion	2,562	4	7,675	12
Net loss available to common shareholders	$(71,280)	$(39,878)	$(196,167)	$(16,715)

Basic loss per common share	$(1.43)	$(.84)	$(4.01)	$(.35)
Diluted loss per common share	(1.43)	(.84)	(4.01)	(.35)
Weighted average common shares outstanding - Basic	49,771	47,417	48,968	47,210
Weighted average common shares outstanding - Diluted	49,771	47,417	48,968	47,210

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet
	September 30,	December 31,	September 30,
(in thousands, except share and per share data)	2009	2008	2008
	(unaudited)	(audited)	(unaudited)
ASSETS

Cash and due from banks	$195,559	$116,395	$126,033
Interest-bearing deposits in banks	78,589	8,417	40,707
Federal funds sold, commercial paper and short-term investments	397,361	368,609	-
Cash and cash equivalents	671,509	493,421	166,740

Securities available for sale	1,532,514	1,617,187	1,400,827
Mortgage loans held for sale	20,460	20,334	17,763
Loans, net of unearned income	5,362,689	5,704,861	5,829,937
Less allowance for loan losses	150,187	122,271	111,299
Loans, net	5,212,502	5,582,590	5,718,638

Covered assets	197,914	-	-
Premises and equipment, net	179,467	179,160	179,727
Accrued interest receivable	35,679	46,088	47,920
Goodwill and other intangible assets	226,008	321,798	322,544
Other assets	367,564	331,355	259,802
Total assets	$8,443,617	$8,591,933	$8,113,961

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Demand	$703,054	$654,036	$680,196
NOW	1,318,264	1,543,385	1,393,928
Money market	687,780	466,750	394,358
Savings	180,738	170,275	179,274
Time:
Less than $100,000	1,854,726	1,953,235	1,814,926
Greater than $100,000	1,237,172	1,422,974	1,481,512
Brokered	839,572	792,969	745,141
Total deposits	6,821,306	7,003,624	6,689,335

Federal funds purchased, repurchase agreements, and other short-term borrowings	101,951	108,411	119,699
Federal Home Loan Bank advances	314,704	235,321	285,362
Long-term debt	150,046	150,986	137,996
Accrued expenses and other liabilities	48,972	104,209	64,689
Total liabilities	7,436,979	7,602,551	7,297,081

Shareholders' equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 21,700, 25,800 and 25,800 shares
issued and outstanding	217	258	258
Series B; $1,000 stated value; 180,000 shares issued and outstanding	174,095	173,180	-
Common stock, $1 par value; 100,000,000 shares authorized;
93,901,492, 48,809,301 and 48,809,301 shares issued	93,901	48,809	48,809
Common stock issuable; 196,818, 129,304 and 116,567 shares	3,471	2,908	2,762
Capital surplus	620,494	460,708	457,779
Retained earnings	62,786	265,405	317,544
Treasury stock; 799,892 and 1,213,182 shares, at cost	-	(16,465)	(27,024)
Accumulated other comprehensive income	51,674	54,579	16,752
Total shareholders' equity	1,006,638	989,382	816,880

Total liabilities and shareholders' equity	$8,443,617	$8,591,933	$8,113,961

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30,
		2009			2008
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$ 5,565,498	$ 80,880	5.77%	$ 5,889,168	$ 93,270	6.30%
Taxable securities (3)	1,585,154	18,492	4.67	1,422,321	18,258	5.13
Tax-exempt securities (1)(3)	30,345	537	7.08	32,419	573	7.07
Federal funds sold and other interest-earning assets	219,542	1,272	2.32	40,379	409	4.05

Total interest-earning assets	7,400,539	101,181	5.43	7,384,287	112,510	6.07
Non-interest-earning assets:
Allowance for loan losses	(147,074)			(93,687)
Cash and due from banks	107,062			111,741
Premises and equipment	179,764			180,825
Other assets (3)	667,908			581,528
Total assets	$ 8,208,199			$ 8,164,694

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$ 1,238,596	$ 2,528.81		$ 1,463,744	$ 6,778	1.84
Money market	628,392	2,711	1.71	421,626	2,296	2.17
Savings	180,216	130.29		182,525	153.33
Time less than $100,000	1,918,439	13,300	2.75	1,779,550	17,812	3.98
Time greater than $100,000	1,292,786	10,106	3.10	1,530,719	15,825	4.11
Brokered	707,678	4,777	2.68	530,705	5,407	4.05
Total interest-bearing deposits	5,966,107	33,552	2.23	5,908,869	48,271	3.25

Federal funds purchased and other borrowings	234,211	613	1.04	256,742	1,116	1.73
Federal Home Loan Bank advances	210,625	1,300	2.45	286,540	2,105	2.92
Long-term debt	150,353	2,712	7.16	118,756	2,227	7.46
Total borrowed funds	595,189	4,625	3.08	662,038	5,448	3.27

Total interest-bearing liabilities	6,561,296	38,177	2.31	6,570,907	53,719	3.25
Non-interest-bearing liabilities:
Non-interest-bearing deposits	723,841			688,470
Other liabilities	79,932			67,830
Total liabilities	7,365,069			7,327,207
Shareholders' equity	843,130			837,487
Total liabilities and shareholders' equity	$ 8,208,199			$ 8,164,694

Net interest revenue		$ 63,004			$ 58,791
Net interest-rate spread			3.12%			2.82%

Net interest margin (4)			3.39%			3.17%

(1) Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2) Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.
(3) Securities available for sale are shown at amortized cost. Pretax unrealized gains of $13.8 million in 2009 and pretax unrealized losses of
$11.7 million in 2008 are included in other assets for purposes of this presentation.
(4) Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Nine Months Ended September 30,
		2009			2008
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$ 5,612,202	$ 244,196	5.82%	$ 5,926,731	$ 299,601	6.75%
Taxable securities (3)	1,669,768	59,101	4.72	1,447,409	55,765	5.14
Tax-exempt securities (1)(3)	29,754	1,565	7.01	34,988	1,876	7.15
Federal funds sold and other interest-earning assets	145,449	2,618	2.40	41,889	1,292	4.11

Total interest-earning assets	7,457,173	307,480	5.51	7,451,017	358,534	6.43
Non-interest-earning assets:
Allowance for loan losses	(141,255)			(93,165)
Cash and due from banks	104,444			136,920
Premises and equipment	179,569			181,210
Other assets (3)	663,674			586,871
Total assets	$ 8,263,605			$ 8,262,853

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$ 1,284,522	$ 8,708.91		$ 1,476,998	$ 22,581	2.04
Money market	543,122	7,217	1.78	427,676	7,519	2.35
Savings	177,147	378.29		184,713	560.40
Time less than $100,000	1,918,379	45,859	3.20	1,659,308	53,320	4.29
Time greater than $100,000	1,336,876	34,444	3.44	1,460,277	48,330	4.42
Brokered	726,352	15,997	2.94	480,166	15,106	4.20
Total interest-bearing deposits	5,986,398	112,603	2.51	5,689,138	147,416	3.46

Federal funds purchased and other borrowings	202,008	1,761	1.17	396,798	7,254	2.44
Federal Home Loan Bank advances	241,863	3,577	1.98	452,826	10,668	3.15
Long-term debt	150,788	8,241	7.31	111,607	6,366	7.62
Total borrowed funds	594,659	13,579	3.05	961,231	24,288	3.38

Total interest-bearing liabilities	6,581,057	126,182	2.56	6,650,369	171,704	3.45
Non-interest-bearing liabilities:
Non-interest-bearing deposits	684,942			681,615
Other liabilities	101,447			80,957
Total liabilities	7,367,446			7,412,941
Shareholders' equity	896,159			849,912
Total liabilities and shareholders' equity	$ 8,263,605			$ 8,262,853

Net interest revenue		$ 181,298			$ 186,830
Net interest-rate spread			2.95%			2.98%

Net interest margin (4)			3.25%			3.35%

(1) Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2) Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued.
(3) Securities available for sale are shown at amortized cost. Pretax unrealized gains of $13.0 million in 2009 and $5.7 million in 2008 are included in other assets for purposes of this presentation.
(4) Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.